POWER OF ATTORNEY
                               OPTIMUM FUND TRUST


      I, the undersigned member of the Board of Trustees of Optimum Fund Trust (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Joseph H. Hastings and Richelle S. Maestro, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

      This power of attorney is effective for all documents filed on or after July 18, 2003.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of July 2003.


/s/ Mark S. Casady
-----------------------------------------
Mark S. Casady

                                POWER OF ATTORNEY
                               OPTIMUM FUND TRUST


      I, the undersigned member of the Board of Trustees of Optimum Fund Trust (the "Trust"), hereby constitute and appoint Joseph H. Hastings, Richelle S. Maestro and Michael P. Bishof, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

      This power of attorney is effective for all documents filed on or after July 18, 2003.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of July 2003.


/s/ Jude T. Driscoll
-----------------------------------------
Jude T. Driscoll

                                POWER OF ATTORNEY
                               OPTIMUM FUND TRUST


      I, the undersigned member of the Board of Trustees of Optimum Fund Trust (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Joseph H. Hastings and Richelle S. Maestro, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

      This power of attorney is effective for all documents filed on or after July 18, 2003.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of July 2003.


/s/ Nicholas D. Constan
-----------------------------------------
Nicholas D. Constan

                                POWER OF ATTORNEY
                               OPTIMUM FUND TRUST


      I, the undersigned member of the Board of Trustees of Optimum Fund Trust (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Joseph H. Hastings and Richelle S. Maestro, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

      This power of attorney is effective for all documents filed on or after July 18, 2003.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of July 2003.


/s/ William W. Hennig
-----------------------------------------
William W. Hennig

                                POWER OF ATTORNEY
                               OPTIMUM FUND TRUST


      I, the undersigned member of the Board of Trustees of Optimum Fund Trust (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Joseph H. Hastings and Richelle S. Maestro, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

      This power of attorney is effective for all documents filed on or after July 18, 2003.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of July 2003.


/s/ Durant Adams Hunter
-----------------------------------------
Durant Adams Hunter

                                POWER OF ATTORNEY
                               OPTIMUM FUND TRUST


      I, the undersigned member of the Board of Trustees of Optimum Fund Trust (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Joseph H. Hastings and Richelle S. Maestro, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

      This power of attorney is effective for all documents filed on or after July 18, 2003.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of July 2003.


/s/ David Kittredge
-----------------------------------------
David Kittredge

                                POWER OF ATTORNEY
                               OPTIMUM FUND TRUST


      I, the undersigned member of the Board of Trustees of Optimum Fund Trust (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Joseph H. Hastings and Richelle S. Maestro, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

      This power of attorney is effective for all documents filed on or after July 18, 2003.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of July 2003.


/s/ Kenneth R. Leibler
-----------------------------------------
Kenneth R. Leibler

                                POWER OF ATTORNEY
                               OPTIMUM FUND TRUST


      I, the undersigned member of the Board of Trustees of Optimum Fund Trust (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Joseph H. Hastings and Richelle S. Maestro, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

      This power of attorney is effective for all documents filed on or after July 18, 2003.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of July 2003.


/s/ Stephen Mullin
-----------------------------------------
Stephen Mullin

                                POWER OF ATTORNEY
                               OPTIMUM FUND TRUST


      I, the undersigned member of the Board of Trustees of Optimum Fund Trust (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Joseph H. Hastings and Richelle S. Maestro, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

      This power of attorney is effective for all documents filed on or after July 18, 2003.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of July 2003.


/s/ Robert A. Rudell
-----------------------------------------
Robert A. Rudell

                                POWER OF ATTORNEY
                               OPTIMUM FUND TRUST


      I, the undersigned member of the Board of Trustees of Optimum Fund Trust (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Joseph H. Hastings and Richelle S. Maestro, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

      This power of attorney is effective for all documents filed on or after July 18, 2003.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of July 2003.


/s/ Jon Socolofsky
-----------------------------------------
Jon Socolofsky

                                POWER OF ATTORNEY
                               OPTIMUM FUND TRUST


         I, the undersigned Senior Vice President and Chief Financial Officer of Optimum Fund Trust (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Richelle S. Maestro, and Michael P. Bishof and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

         This power of attorney is effective for all documents filed on or after July 18, 2003.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of July 2003.


/s/ Joseph H. Hastings
-----------------------------
    Joseph H. Hastings